UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200 La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Orexigen Therapeutics, Inc. (the “Company”) approved bonuses for the 2017 fiscal year to be awarded to the Company’s executive officers, including Michael Narachi, Thomas Cannell and Thomas Lynch, who were the named executive officers listed in the Company’s definitive proxy statement for its 2017 annual meeting of stockholders, and Jason Keyes, the Company’s Chief Financial Officer. Bonus awards were based on the Committee’s evaluation of the Company’s performance relative to its 2017 corporate goals and the individual performance of the executive officer during the 2017 fiscal year.

The Committee previously established target bonus levels for the executive officers, which, in the case of Messrs. Keyes and Lynch, are equal to 50% of their base salary. The target bonus level for Dr. Cannell is equal to 60% of his base salary and for Mr. Narachi is equal to 75% of his base salary. The Committee previously determined that 100% of Mr. Narachi’s annual bonus should be based on the Company’s achievement relative to the 2017 corporate goals and that, with respect to the other executive officers, 60% of their annual bonus should be based on the Company’s achievement relative to the 2017 corporate goals. Based on its consideration of the Company’s performance relative to the 2017 corporate goals, as well as its evaluation of individual performance, the Committee approved the award of bonuses for the 2017 fiscal year to the executive officers as follows:

Executive Officer	Title	2017 Annual Bonus
Michael Narachi	President & Chief Executive Officer	$525,021
Thomas Cannell, D.V.M.	Executive Vice President, Chief Operating Officer	$284,280
Thomas Lynch	Executive Vice President, Chief Administrative Officer, General Counsel & Secretary	$190,550
Jason Keyes	Executive Vice President, Chief Financial Officer	$156,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date:	January 30, 2018	By:	/s/ Thomas P. Lynch
		Name:	Thomas P. Lynch
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel & Secretary